EXHIBIT 99.7

Equity One Mortgage 04-3 - BE Analysis - Class B1                      Deerfield

Balance        $8,080,000.00           Delay                    0
                                       Dated                    7/23/2004
Settle         7/23/2004               First Payment            8/25/2004



                                            WAL                        15.68
                            Principal Writedown              5,638.88 (0.07%)
       Total Collat Group Loss (Collat Maturity)        56,481,657.82 (8.74%)
Total Collat Group Liquidation (Collat Maturity)      139,048,797.90 (21.51%)

                                    Prepay (FRM)                     100 PPC
                                    Prepay (ARM) 100 *EQ1_04_3_Deer_ARM_Ramp
                                        Default                    6.944 CDR
                                  Loss Severity                          40%
                              Servicer Advances                         100%
                                          LIBOR                          FWD
                                Liquidation Lag                           12
                                       Triggers                         Fail
                            Optional Redemption                      Call (N)

                       16.02                         16.44
             2,951.05 (0.04%)              8,711.56 (0.11%)
        51,653,888.18 (7.99%)         45,925,624.28 (7.11%)
      127,157,737.85 (19.67%)       113,041,242.29 (17.49%)

                     100 PPC                       100 PPC
 100 *EQ1_04_3_Deer_ARM_Ramp   100 *EQ1_04_3_Deer_ARM_Ramp
                    6.23 CDR                     5.418 CDR
                         40%                           40%
                        100%                          100%
                   FWD + 100                     FWD + 200
                          12                            12
                        Fail                          Fail
                     Call (N)                      Call (N)